                                                                   EXHIBIT 10.14

                           APS FINANCIAL CORPORATION

                                 July 21, 1999


CONFIDENTIAL

Probex Corp.
1467 LeMay, Suite 111
Carrollton, Texas 75007


         Attention: Thomas G. Murray, Chief Executive Officer

Gentlemen:

                  The purpose of this letter (this "Letter Agreement") is to confirm the engagement of APS Financial Corporation, a Colorado corporation ("APS Financial") to act as exclusive placement agent to the Probex Corp. (the "Company") in connection with a proposed private placement (the "Placement") of the Company's 10% Cumulative Convertible Preferred Stock (the "Securities"),

1. Engagement, It is expressly understood and acknowledged that APS Financial's engagement hereunder does not constitute any commitment, expressed or implied, on the part of APS Financial to purchase or place the Securities and that the placement of the Securities by APS Financial will be made on a "best efforts" basis,

         (a) The Company will offer, on an exclusive basis, through APS Financial, up to Five Million Dollars ($5,000,000) of the Securities. The Securities will be sold for Ten Dollars per share ($10/ share). Upon written consent of the Company, the Company will offer, through APS Financial on the same terms and conditions provided herein, an additional Two Million Dollars ($2,000,000) in Securities, aggregating up to a total of Seven Million Dollars ($7,000,000). The Securities shall have such other rights and preferences as shall agreed upon by APS Financial and the Company. Furthermore, purchasers of the Securities shall receive "piggyback" registration rights with respect to the Company common stock obtainable by them, through conversion or dividend, that will be senior to all other registration rights except only those already granted to HSB Engineering Finance Corporation (HSB) pursuant to that certain Investors Rights Agreement dated June 30, 1998. Purchasers of the Securities will be entitled to receive the annual audited, and quarterly unaudited, financial statements at the same time as provided to HSB until such time as the Company commences the filing of periodic reports pursuant to the Securities Exchange Act of 1934.

         (b) It is understood and agreed between the Company and APS Financial that it shall be the obligation of the Company to (i) prepare, and provide an adequate supply of, the offering memorandum (the "Memorandum"), subscription materials and other related documentation (together with the Memorandum, the "Offering Materials") and (ii) qualify the sales of the Securities (through filing or other required action) with the Securities and Exchange Commission (the "SEC") and under any other applicable state securities law or agency.

[SIPC LOGO]

                     [APS FINANCIAL CORPORATION LETTERHEAD]

Probex Corp.
July 21, 1999
Page 2

         (c) The Company represents and warrants that this Letter Agreement and the transactions contemplated hereunder do not violate, conflict with, give rise to any right of first refusal to purchase the Securities, or constitute a default under, the terms, conditions or provisions of that certain Letter of Engagement, dated January 12, 1999, by and between Travis Morgan Securities, Inc. and the Company, or of any other contract to which the Company or any of its affiliates is a party, including, without limitation, any underwriting contracts, exclusivity contracts, investor rights agreements or rights of first refusal.

         (d) The Placement shall begin (the "Placement Opening Date") July 23, 1999, assuming delivery of the final Offering Memorandum to APS Financial and the scheduling and mailing of notice, in compliance with all applicable legal requirements, of the special meeting of shareholders of the Company to approve all necessary amendments to the Company's Articles of Incorporation to authorize the Placement and approve the terms of the Securities by the close of business on July 23, 1999, If such conditions have not been satisfied by the close of business July 23, 1999, then the Placement Opening Date shall be the first business day on which both such conditions have been satisfied. Unless otherwise extended by mutual agreement, APS Financial shall be entitled to terminate the Placement in the event all necessary shareholder approvals have not been obtained, and the necessary amendments to the Company's Articles of Incorporation have not been filed by the close of business on August 10, 1999. The Placement shall remain open for a period (the "Placement Period") of: (x) sixty (60) days, and (y) thereafter; provided that the Company may close the Placement Period at any time after the initial 60-day period upon ten (10) days written notice to APS Financial. All terms, conditions and provisions of this Letter Agreement will survive the close of the Placement Period. Notwithstanding the foregoing, the Company may terminate (the "Termination Option") the Placement if prior to the close of business August 13, 1999, or 15 business days after the Placement Opening Date (if such date is not July 23, 1999) APS Financial and/or the Company have not received subscriptions for Securities totaling at least One Million Dollars ($1,000,000), and the associated cash funding within ten calendar thereafter, Upon exercise of the Termination Option, or termination of the Placement by APS Financial as provided above, APS Financial will return all subscriptions received. The indemnification and confidentiality obligations of the Company, provided herein, shall survive any exercise of the Termination Option.

         (e) In connection with its engagement hereunder, APS Financial shall:

                  i.       review the Offering Materials;

                  ii. assist the Company in formulating a marketing strategy for the Securities and in developing procedures and a timetable therefor,

                  iii. identify and contact prospective purchasers of the Securities;

                  iv. advise the Company as to the timing, structure and pricing of the Placement; and

Probex Corp.
July 21, 1999
Page 3

                  V. provide such other investment banking services as are customary for similar transactions which have been mutually agreed upon by the Company and APS Financial.

         (f) The Company, and its affiliates, have not taken, and will not take, any action, directly or indirectly, that may cause the Placement to fail to be entitled to exemption from registration under federal or applicable state securities laws or "blue sky" laws. APS Financial, and its affiliates, have not taken, and will not take, any action, directly or indirectly, that may cause the Placement to fail to be entitled to exemption from registration under federal or applicable state securities laws or "blue sky" laws: provided the provisions of this sentence shall not apply to any exemption from registration that is not available due to APS Financial fulfilling its obligations pursuant to this Letter Agreement.

         (g) APS Financial may, at its own expense, place announcements or advertisements in financial newspapers and journals describing its services hereunder.

         (h) The Company agrees that if the Termination Option is not exercised, then if at any time prior to the second anniversary of the close of the Placement Period, it shall sell any Securities or any other securities to any person or entity to whom Securities were placed by APS Financial during the Placement Period, the Company shall pay to APS Financial the Cash Placement Fee pursuant to Section 3(a) of this Letter Agreement.

         (i) The Company agrees that APS Financial, and its affiliates, may at any time, hold long or short positions, may trade or otherwise effect transactions for their own account or the accounts of customers, in securities of the Company or other affiliates of the Company, and such transactions will not constitute a conflict of interest hereunder; provided APS Financial agrees not to effect or allow its affiliates to effect, any such transactions during the Placement Period if such would violate applicable laws.

2. Fees, Expenses, and Advisory Board Position. As compensation for APS Financial's services hereunder, the Company hereby agrees to pay and deliver, promptly upon receipt of any proceeds from sales of the Securities, to APS Financial, the fees and warrants as follows:

         (a)      Fees

                  (i) A Cash Placement Fee equal to Six Percent (6%) of the total amount of the subscriptions for Securities;

                  (ii) A Due Diligence Fee equal to Two Percent (2%) of the total amount of the subscriptions for Securities; and

                  (iii) An Unaccountable Expense Fee equal to Three Percent (3%) of the total amount of the subscriptions for Securities without in any way


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Probex Corp.
July 21, 1999
Page 4

                           limiting the indemnity obligations of the Company, it is agreed and understood that in consideration for the Unaccountable Expense Fee described above, APS Financial will bear all of its own expenses incurred in connection with performing its services under this Letter Agreement,

         (b)      Warrants

         Warrants entitling APS Financial, its employees, affiliates, agents, or representatives, and their respective assigns or successors, to exercise an option to purchase the APS Financial Shares (as defined herein), in whole or in part, at any time, and from time to time, on or prior to the fifth anniversary of the close of the Placement Period, at One Dollar and Eighty Seven and One-Half Cents per share ($1.875/share). The APS Financial Shares means that number of shares of the Company's no par value common stock (the "Common Stock") equal to the product of: (i) the aggregate number of shares of the Securities subscribed, multiplied by (ii) eighty percent (80%). Provided that the APS Financial Shares shall be subject to adjustment for stock dividends or stock splits in the same proportion as the increase of outstanding shares is to the total authorized stock. All Common Stock acquirable upon exercise of the warrants shall be subject to the same type and priority of registration rights as provided to purchasers of the Securities pursuant to Section 1(a).

         (c)      Advisory Board Position

         Until the third anniversary of the close of the Placement Period, and provided the Company receives at least $2.5 million in gross proceeds from the sale of the Securities, the Company shall designate a representative selected by APS Financial to be an advisory director on the Company's Board of Directors, and such advisory director shall in all respects be treated as a member of the Company's Board of Directors, with the exception of voting rights, and shall be entitled to the same notice, participation, information, and other rights as afforded, from time to time, to the Company's voting board members: provided, however that such advisory director shall be entitled to reimbursement of all reasonable travel and lodging expenses incurred in attending meetings, and shall be entitled to one-half of the compensation paid to regular board members (whether in cash, stock or otherwise) in their capacity as board members. During the three year period APS Financial shall be entitled to change the person designated to be the advisory director upon written notice to the Company and shall be entitled to have substitute representatives attend or otherwise participate in meetings whenever the current designated advisory director is unable to do so: provided that if the advisory director or substitute representative is other than William A. Searles or George S. Conwill the Company shall be entitled to approve such person, which approval shall not be unreasonably withheld.

         Notwithstanding the foregoing, not less than one year from the anniversary date of the close of the Placement Period, the Company shall have the option to terminate the Advisory Board position held by APS Financial if the Preferred Shares have been forced to convert into common shares under the terms of the Offering.


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Probex Corp.
July 21, 1999
Page 5

3. Indemnification. The Company agrees to indemnify APS Financial and related persons and affiliates in accordance with the indemnification letter attached hereto as Schedule A, the provisions of which are incorporated herein in their entirety.

4.       Disclosure.

         (a) The Company recognizes and confirms that APS Financial, in acting pursuant to this engagement, will be using information in reports and other information provided by others, including, without limitation, information provided by or on behalf of the Company, and that APS Financial does not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such reports and information. The Company hereby warrants that the Memorandum and other Offering Materials, and any other information relating to the Company or the Placement, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading. The Company agrees to provide APS Financial with (i) prompt notice of any material development affecting the Company or the occurrence of any event or other change known to the Company that could result in the Memorandum or other Offering Materials containing an untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, (ii) copies of any financial reports as soon as reasonably practicable and (iii) such other information concerning the business and financial condition of the Company as APS Financial may from time to time reasonably request. APS Financial will have the right to approve all Offering Materials and other written communications furnished by or on behalf of the Company in connection with the Placement and the Company will cause to be furnished to APS Financial and the purchasers of the Securities, on the closing date of the Placement, copies of such opinions of counsel and such other documents, letters, certificates and opinions AS APS Financial or the purchasers may reasonably request in form and substance reasonably satisfactory to APS Financial and its counsel.

         (b) The Company agrees that any information or advice rendered by APS Financial or its representatives in connection with this engagement is for the confidential use of the Company only and, except as otherwise required by law, the Company will not and will not permit any third party to disclose or otherwise refer to such advice or information in any manner without APS Financial's prior written consent.

5. Binding Arbitration. In the event of any dispute relating to this Letter Agreement, the same shall be referred to three arbitrators for binding arbitration. The three arbitrators shall be selected, one each, by (i) the Company, (ii) APS Financial, and (iii) mutual agreement of the two arbitrators selected by the Company and APS Financial. Each arbitrator shall be a knowledgeable, independent businessperson or professional. If either the Company or APS Financial refuse or neglect to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the initiating party may appoint a second arbitrator. If the two arbitrators


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Probex Corp.
July 21, 1999
Page 6

fail to agree on the selection of a third arbitrator within 30 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots.

         The Company shall bear and APS Financial shall bear their own expense in an arbitration including their arbitrator fees and attorneys' fees. The Company and APS Financial shall each bear half of the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the three arbitrators.

         The arbitration proceedings shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association, except that the Company and APS Financial shall be entitled to take discovery as provided under Federal Rules of Civil Procedure Nos. 28 through 36 during a period of ninety (90) days after the final arbitrator is appointed and the arbitrators shall have the power to issue subpoenas, compel discovery, award sanctions and grant injunctive relief. The arbitrators shall be entitled to retain an independent attorney to advise them as to legal matters. The arbitration hearings shall commence no sooner than one hundred twenty (120) days after the date the final arbitrator is appointed and not later than one hundred eighty (180) days after such date. The arbitration hearing shall be conducted during normal working hours on business days without interruption or adjournment of more than two days at any one time or six (6) days in the aggregate. The arbitrators shall decide by a majority vote of the arbitrators. The arbitrators shall deliver their decision to the Company and APS Financial in writing within 20 days after the conclusion of the arbitration hearing, which written decision shall include detailed findings of fact and conclusions of law. There shall be no appeal from their written decision, except as permitted by applicable law.

         Any arbitration instituted pursuant to this Section shall be held in Austin, Texas or such other city that is mutually agreeable to the Company and APS Financial, with the precise location within such city being as agreed upon by the Company and APS Financial or, absent such agreement, at a location within such city designated by the American Arbitration Association's resident manager in Austin, Texas.

         Notwithstanding any other provision of this Section 5, nothing contained in this Letter Agreement shall require arbitration of any issue for which injunctive relief is properly sought by a party hereto; provided the awarding of monetary damages may only be made through arbitration. The arbitrators, if they find that any party has acted in a fraudulent manner with respect to any representation contained in, or any transaction contemplated by, this Letter Agreement, may award punitive damages to the victim of such fraudulent conduct.

6. Miscellaneous. This agreement (a) shall be governed by and construed in accordance with the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof,
(b) incorporates the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous agreements should


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

Probex Corp.
July 21, 1999
Page 7


they exist with respect thereto, (c) may not be amended or modified except in a writing executed by the Company and APS Financial and (d) shall be binding upon and inure to the benefit of the Company, APS Financial, the other Indemnified Parties and their respective successors and assigns, The Company and APS Financial agree to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of either party with respect to any matter whatsoever relating to or arising out of any actual or proposed Placement or the engagement of or performance by APS Financial hereunder. The Company acknowledges that APS Financial, in connection with its engagement hereunder, is acting as an independent contractor with duties owing solely to the Company and that nothing in this agreement is intended to confer upon any other person any rights or remedies hereunder or by reason hereof.

         This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.

                                   Very truly yours,

                                   APS FINANCIAL:

                                   APS Financial Corporation

                                   By:  /s/ George S. Conwill
                                       _________________________________

                                   Name:  George S. Conwill
                                         _______________________________

                                   Title: President

Accepted and agreed to as of the date set forth above.

COMPANY:

PROBEX CORP.

By:  /s/ Thomas G. Murray
    __________________________

Name:  Thomas G. Murray
      ________________________

Title: CEO


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

Probex Corp.
July 21, 1999
Page 8

                                   SCHEDULE A

         The Company agrees to indemnify and hold harmless APS Financial, its parent companies, subsidiaries, affiliates and their respective officers, directors, employees, agents, attorneys and controlling persons (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with the transactions contemplated by the Letter Agreement to which this Schedule A is attached, or any claim, litigation, investigation or proceedings relating to the foregoing ("Proceedings") regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any legal or other expenses as they are incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnification will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or expenses to the extent that they are finally judicially determined to have resulted from the willful misconduct of such Indemnified Person. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and such Indemnified Person on the other hand but also the relative fault of the Company and such Indemnified Person, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Company on the one hand and all Indemnified Persons on the other hand shall be deemed to be in the same proportion as (i) the total value received or proposed to be received by the Company pursuant to any sale of the Securities (whether or not consummated) bears to (ii) the fee paid or proposed to be paid to APS Financial in connection with such sale. The indemnity, reimbursement and contribution obligations of the Company under these paragraphs shall be in addition to any liability which the Company may otherwise have to an Indemnified Person and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and any Indemnified Person.

         Promptly after receipt by an Indemnified Person of notice of the commencement of any Proceedings, such Indemnified Person will, if a claim in respect thereof is to be made against the Company, notify the Company in writing of the commencement thereof; provided that (i) the omission to so notify the Company will not relieve it from any liability which it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission to so notify the Company will not relieve it from any liability which it may have to an Indemnified Person otherwise than on account of this indemnity agreement. In case any such Proceedings are brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person; provided that if the defendants in any such Proceedings include both the Indemnified Person and the Company and the


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Probex Corp.
July 21, 1999
Page 9

Indemnified Person shall have concluded that there may be legal defenses available to which are different from or additional to those available to the Company, the Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of such Indemnified Person. The Company will be liable to such Indemnified Person for expenses incurred by the Indemnified Person in connection with the defense thereof

APS Financial agrees to indemnify and hold harmless the Company, its subsidiaries, affiliates and their respective officers, directors, employees, agents, attorneys and controlling persons (each a "Company Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Company Indemnified Person may become subject arising out of or in connection with the transactions contemplated by the Letter Agreement to which this Schedule A is attached, or any Proceedings relating to the foregoing, regardless of whether any of such Company Indemnified Persons is a party thereto, and to reimburse such Company Indemnified Persons for any legal or other expenses as they are incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnification will not apply unless, and only to the extent that, the amounts for which the Company Indemnified Persons are seeking indemnification are finally and judicially determined to have resulted from APS Financial providing written information to the Company expressly for inclusion in the Offering Materials, such written information was in fact included in the Offering Materials, and such written information was false or materially inaccurate. Except as otherwise provided for in this paragraph, the procedures for indemnification by APS Financial, and the obligations of the Company Indemnified Persons with respect thereto, shall be the same as provided above with respect to the indemnity obligations of the Company.

Capitalized terms used but not defined in this Schedule A have the meanings assigned to such terms in the Letter Agreement to which this Schedule A is attached.


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


[PROBEX LOGO]                   September 9, 1999


APS Financial Corporation
1301 Capital of Texas Highway
Suite B-220
Austin, Texas 78746

         Re:      Supplement to Engagement Letter

Gentlemen:

         This letter is a supplement to and amends that certain Letter Agreement (the "Engagement Letter") dated as July 21, 1999 between Probex Corp. (the "Company") and APS Financial Corporation ("APS Financial"), pursuant to which APS Financial was engaged to act as the exclusive placement agent to the Company in connection with a private placement (the "Placement") of the Company's 10% Cumulative Convertible Preferred Stock (the "Securities"). Capitalized terms used without definition in this letter shall have the meanings set forth for such terms in the Engagement Letter.

         Pursuant to the Engagement Letter, the Company and APS Financial have effected the Placement pursuant to a Confidential Offering Memorandum dated July 23, 1999 (the "Memorandum"). The parties hereby acknowledge that the Closing Condition, as defined in the Memorandum, has been satisfied and the Minimum Subscription Amount, as defined in the Memorandum, has been received by APS Financial; provided, however, the parties have agreed to certain additional provisions with respect to the release of the Minimum Subscription Amount, and subsequent funds from the Placement, to the Company. These provisions are as follows:

         1. Effective upon the execution of this letter by all parties, APS Financial shall release the Minimum Subscription Amount to the Company. The Company immediately shall remit into an account established and controlled by APS Financial (the "Refundable Deposit Account"), an amount equal to 10% of the Minimum Subscription Amount. All funds in the Refundable Deposit Account shall be refundable to the Company, subject to the terms and conditions provided herein. The balance of the Minimum Subscription Amount shall be available to the Company for the purposes set forth in the Memorandum. From and after the date hereof until the termination of the Placement, upon receipt by the Company of any

                              [PROBEX LETTERHEAD]

APS Financial Corporation
September 9, 1999
Page 2

additional proceeds from the Placement, the Company shall remit to the Refundable Deposit Account an amount equal to 10% of such proceeds.

         2. APS Financial shall not release any of the funds from the Refundable Deposit Account until the following events shall have occurred: (i) the Company's Board of Directors shall have approved and recommended to the shareholders of the Company an amendment and restatement of the Company's Articles of Incorporation, as described below, and (ii) such amendment and restatement shall have been approved and adopted by the shareholders of the Company by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock of the Company. Such amended and restated articles of incorporations shall clearly set forth the continuing right of the Company to issue the Securities and to pay dividends thereon, and shall otherwise be substantially in the form of Exhibit A attached hereto (with such additional changes as shall be approved by the Board of Directors in the exercise of its business judgment, provided that if any such additional changes shall adversely affect the rights or preferences of the holders of the Securities, such changes shall be subject to the affirmative vote of the holders of a majority of the outstanding Securities, voting separately as a class). In lieu of the foregoing, the Board of Directors may elect to reincorporate the Company as a Texas, Nevada or Delaware corporation (or a corporation or other entity domiciled in such other jurisdiction as the Board of Directors may determine in the exercise of its business judgment). In such event, the articles of incorporation or similar charter document of the surviving corporation shall contain terms and provisions with respect to the Securities no less favorable to the holders of the Securities than the terms and conditions set forth in the attached Exhibit A. The conditions set forth in this paragraph 2 are referred to herein as the "Refund Conditions."

         3. Upon the satisfaction of the Refund Conditions on or before December 31, 1999, APS Financial shall pay to the Company, on or before January 5, 2000, all principle, interest and other earnings in the Refundable Deposit Account, whereupon this letter agreement shall terminate and neither party shall have any other rights or obligations hereunder. In the event the Refund Conditions have not been satisfied by the close of business on December 31, 1999, then APS Financial shall be entitled to all principle, interest and other earnings in the Refundable Deposit Account, as an additional Cash Placement Fee. Upon payment of such amount to APS Financial, this letter agreement shall terminate and neither party shall have any other rights or obligations hereunder.

APS Financial Corporation
September 9, 1999
Page 3

         This letter agreement is a supplement to, and shall be read together with, the Engagement Letter, and to the extent not inconsistent with the terms hereof, the terms of the Engagement Letter are hereby incorporated by reference into this letter. Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.

                                        Very truly yours,

                                        Probex Corp.

                                        By: /s/ Alex D. Daspit
                                            ________________________________

                                        Name: Alex D. Daspit
                                              ______________________________

                                        Title: President

Accepted and agreed to as of the date set forth above:

APS Financial Corporation

By: /s/ George S. Conwill
    _______________________________

Name: George S. Conwill
      _____________________________

Title: President

                           APS FINANCIAL CORPORATION

                                September 22, 1999

CONFIDENTIAL

Probex Corp.
1467 LeMay, Suite 111
Carrollton, Texas 75007

         Re: Letter Agreement, dated July 21, 1999

Gentlemen:

         This letter is to acknowledge that Probex Corp. and APS Financial Corporation have mutually agreed to extend the Placement Period for the Securities until Friday, October 22, 1999.

                                        Very truly yours,

                                        APS FINANCIAL:
                                        APS Financial Corporation

                                        BY: /s/ George S. Conwill
                                            _______________________________

                                        Name: George S. Conwill
                                              _____________________________

                                        Title: President

Accepted and agreed to as of the date set forth above.

COMPANY:

PROBEX CORP.

By:  /s/ Alex D. Daspit
    ______________________________

Name:  Alex D. Daspit
      ____________________________

Title: President

                                  [SIPC LOGO]

                     [APS FINANCIAL CORPORATION LETTERHEAD]

                           APS FINANCIAL CORPORATION

                                 October 22, 1999

CONFIDENTIAL

Probex Corp.
1467 LeMay, Suite 111
Carrollton, Texas 75007

         Re: Letter Agreement, dated July 21, 1999

Gentlemen:

         This letter is to acknowledge that Probex Corp. and APS Financial Corporation have mutually agreed to extend the Placement Period for the Securities until Friday, November 4, 1999.

                                        Very truly yours,

                                        APS FINANCIAL:

                                        APS Financial Corporation

                                        By: /s/ George S. Conwill
                                            _______________________________

                                        Name: George S. Conwill
                                              _____________________________

                                        Title: President

Accepted and agreed to as of the date set forth above.

COMPANY:

PROBEX CORP.

By: /s/ Bruce Hall
    _____________________________

Name: Bruce Hall
      ___________________________

Title: VP and CFO

                                  [SIPC LOGO]

                        [APS FINANCIAL CORPORATION LETTERHEAD]
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                            APS FINANCIAL CORPORATION

                                November 4, 1999


CONFIDENTIAL

Probex Corp.
1467 LeMay, Suite 111
Carrollton, Texas 75007

         Re: Letter Agreement, dated July 21, 1999


Gentlemen:

         This letter is to acknowledge that Probex Corp. and APS Financial Corporation have mutually agreed to extend the Placement Period for the Securities until Wednesday, December 15, 1999.

                                        Very truly yours,

                                        APS FINANCIAL:

                                        APS Financial Corporation

                                        By: /s/ George S. Conwill
                                            _______________________________

                                        Name: George S. Conwill
                                              _____________________________

                                        Title: President

Accepted and agreed to as of the date set forth above.

COMPANY:

PROBEX CORP.

By: /s/ Bruce Hall
    ______________________________

Name: Bruce Hall
      ____________________________

Title: VP and CFO

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